Exhibit 10.6






                  Insituform Technologies, Inc.



                          $110,000,000



       7.88% Senior Notes, Series A, Due February 14, 2007



                         ______________

                     Note Purchase Agreement
                          _____________



                  Dated as of February 14, 1997

                        Table of Contents
                  (Not a part of the Agreement)

Section             Heading                            Page
-------             -------                            ----
Section 1.     Authorization of Notes                  1
Section 2.     Sale and Purchase of Notes              1
Section 2.1.   Series A Notes                          1
Section 2.2.   Additional Notes                        2
Section 3.     Closing                                 2
Section 4.     Conditions to Closing                   2
Section 4.1.   Representations and Warranties          2
Section 4.2.   Performance; No Default                 3
Section 4.3.   Compliance Certificates                 3
Section 4.4.   Opinions of Counsel                     3
Section 4.5.   Purchase Permitted By Applicable
                Law, etc                               3
Section 4.6.   Sale of Other Notes                     3
Section 4.7.   Payment of Special Counsel Fees         4
Section 4.8.   Private Placement Number                4
Section 4.9.   Changes in Corporate Structure          4
Section 4.10.  Repayment of Certain Indebtedness       4
Section 4.11.  Proceedings and Documents               4
Section 5.     Representations and Warranties
                of the Company                         4
Section 5.1.   Organization; Power and Authority       4
Section 5.2.   Authorization, etc                      4
Section 5.3.   Disclosure                              5
Section 5.4.   Organization and Ownership of Shares
                of Subsidiaries; Affiliates            5
Section 5.5.   Financial Statements                    6
Section 5.6.   Compliance with Laws, Other
                Instruments, etc                       6
Section 5.7.   Governmental Authorizations, etc        7
Section 5.8.   Litigation; Observance of Agreements,
                Statutes and Orders                    7
Section 5.9.   Taxes                                   7
Section 5.10.  Title to Property; Leases               8
Section 5.11.  Licenses, Permits, etc                  8
Section 5.12.  Compliance with ERISA                   8
Section 5.13.  Private Offering by the Company         9
Section 5.14.  Use of Proceeds; Margin Regulations     10
Section 5.15.  Existing Indebtedness; Future Liens     10
Section 5.16.  Foreign Assets Control Regulations,
                etc                                    10
Section 5.17.  Status under Certain Statutes           10
Section 5.18.  Environmental Matters                   10
Section 6.     Representations of the Purchaser        11
Section 6.1.   Purchase for Investment                 11
Section 6.2.   Source of Funds                         11
Section 7.     Information as to Company               13
Section 7.1.   Financial and Business Information      13
Section 7.2.   Officer's Certificate                   16
Section 7.3.   Inspection                              16
Section 7.4.   Reporting Treatment of Certain
                Subsidiaries                           17
Section 8.     Prepayment of the Notes                 17

Section 8.1.   Required Prepayments                    17
Section 8.2.   Optional Prepayments with Make-Whole
                Amount                                 18
Section 8.3.   Prepayment of Notes upon Change of
                Control                                18
Section 8.4.   Allocation of Partial Prepayments       20
Section 8.5.   Maturity; Surrender, etc                20
Section 8.6.   Purchase of Notes                       20
Section 8.7.   Make-Whole Amount                       20
Section 9.     Affirmative Covenants                   22
Section 9.1.   Compliance with Law                     22
Section 9.2.   Insurance                               22
Section 9.3.   Maintenance of Properties               22
Section 9.4.   Payment of Taxes and Claims             23
Section 9.5.   Corporate Existence, etc                23
Section 9.6.   Maintenance of Business                 23
Section 9.7.   Notes to Rank Pari Passu                23
Section 9.8.   Guaranty by Subsidiaries                23
Section 10.    Negative Covenants                      25
Section 10.1.  Consolidated Adjusted Net Worth         25
Section 10.2.  Fixed Charges Coverage Ratio            25
Section 10.3.  Consolidated Indebtedness Ratio         25
Section 10.4.  Priority Debt                           25
Section 10.5.  Limitation on Liens                     26
Section 10.6.  Restricted Payments                     29
Section 10.7.  Mergers, Consolidations and Sales of
                Assets                                 29
Section 10.8.  Transactions with Affiliates            32
Section 11.    Events of Default                       32
Section 12.    Remedies on Default, etc                34
Section 12.1.  Acceleration                            34
Section 12.2.  Other Remedies                          35
Section 12.3.  Rescission                              35
Section 12.4.  No Waivers or Election of Remedies,
                Expenses, etc                          35
Section 13.    Registration; Exchange; Substitution
                of Notes                               36
Section 13.1.  Registration of Notes                   36
Section 13.2.  Transfer and Exchange of Notes          36
Section 13.3.  Replacement of Notes                    36
Section 14.    Payments on Notes                       37
Section 14.1.  Place of Payment                        37
Section 14.2.  Home Office Payment                     37
Section 15.    Expenses, Etc                           37
Section 15.1.  Transaction Expenses                    37
Section 15.2.  Survival                                38
Section 16.    Survival of Representations and Warranties;
                Entire Agreement                       38
Section 17.    Amendment and Waiver                    38
Section 17.1.  Requirements                            38
Section 17.2.  Solicitation of Holders of Notes        39
Section 17.3.  Binding Effect, etc                     39
Section 17.4.  Notes Held by Company, etc              39
Section 18.    Notices                                 40
Section 19.    Reproduction of Documents               40
Section 20.    Confidential Information                40

Section 21.    Substitution of Purchaser               41
Section 22.    Miscellaneous                           42
Section 22.1.  Successors and Assigns                  42
Section 22.2.  Payments Due on Non-Business Days       42
Section 22.3.  Severability                            42
Section 22.4.  Construction                            42
Section 22.5.  Counterparts                            42
Section 22.6.  Governing Law                           42
Section 22.7.  Submission to Jurisdiction              43
               Signature                               44

Schedule A  -  Information Relating To Purchasers

Schedule B  -  Defined Terms

Schedule 4.9   - Changes in Corporate Structure

Schedule 5.3   - Disclosure Materials

Schedule 5.4   - Subsidiaries of the Company and
                 Ownership of Subsidiary Stock

Schedule 5.5   - Financial Statements

Schedule 5.6   - Agreements to Be Terminated on Date of Closing

Schedule 5.8   - Certain Litigation

Schedule 5.11  - Patents, etc.

Schedule 5.14  - Use of Proceeds

Schedule 5.15  - Existing Indebtedness

Schedule 10.5  - Existing Liens

Exhibit 1 -      Form of 7.88% Senior Note, Series A,
                 Due February 14, 2007

Exhibit 4.4(a) - Form of Opinion of Special Counsel for the Company

Exhibit 4.4(b) - Form of Opinion of Special Counsel for the
                 Purchasers

Exhibit 9.8(a) - Form of Subsidiary Guaranty

Exhibit 9.8(e) - Form of Intercreditor Agreement

                  Insituform Technologies, Inc.
                  1770 Kirby Parkway, Suite 300
                    Memphis, Tennessee  38138

       7.88% Senior Notes, Series A, Due February 14, 2007

                                    Dated as of February 14, 1997

To the Purchaser listed in
  the attached Schedule A
  who is a signatory hereto:

Ladies and Gentlemen:

     Insituform Technologies, Inc., a Delaware corporation (the
"Company"), agrees with you as follows:

Section 1.     Authorization of Notes.

     The Company will authorize the issue and sale of $110,000,000 aggregate principal amount of its 7.88% Senior Notes, Series A, due February 14, 2007 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2.     Sale and Purchase of Notes.

Section 2.1    Series A Notes.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Series A Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Series A Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

Section 2.2.   Additional Notes.

     Subject to the terms and provisions hereof, the Company may, from time to time in its sole discretion, issue and sell additional unsecured promissory notes ranking pari passu with the Notes and may in its sole discretion, in connection with the documentation thereof, incorporate by reference various provisions of this Agreement or use the form of this Agreement as the basis for the issuance of such additional notes. Such incorporation by reference or use of the form of this Agreement shall not dilute or otherwise affect the relative priority or other rights of the holders of the Notes hereunder or in any way affect the percentages of these Notes required to approve an amendment or effectuate a waiver under the provisions of Section 17 or the percentages of these Notes required to accelerate the Notes or rescind such an acceleration under the provisions of Sections 12.1 or 12.3.

Section 3.     Closing.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the "Closing") on February 14, 1997 or on such other Business Day thereafter on or prior to February 28, 1997 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 670040002362252 at SunTrust Bank, Nashville, N.A., 201 Fourth Avenue, North, Nashville, Tennessee 37219, A.B.A. No. 064000046 (Attention: Carol Yochem (901)
766-7561). If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Section 4.     Conditions to Closing.

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.   Representations and Warranties.

     The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2.   Performance; No Default.

     The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by any covenant contained in any of Sections 9.1 through 9.6 or Sections 10.4 through 10.8 hereof had such Sections applied since such date.

Section 4.3.   Compliance Certificates.

     (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and
4.9 have been fulfilled.

     (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

Section 4.4.   Opinions of Counsel.

     You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Krugman, Chapnick & Grimshaw, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

Section 4.5.   Purchase Permitted By Applicable Law, etc.

     On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

Section 4.6.   Sale of Other Notes.

     Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in Schedule A.

Section 4.7.   Payment of Special Counsel Fees.

     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8.   Private Placement Number.

     A Private Placement number issued by Standard & Poor's CUSIP
Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

Section 4.9.   Changes in Corporate Structure.

     Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.  Repayment of Certain Indebtedness.

     On the Closing Date, the Company shall have delivered to you and your special counsel evidence of the discharge of the agreements described in Schedule 5.6 and the concurrent release of all related Guaranties in their entirety.

Section 4.11.  Proceedings and Documents.

     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Section 5.     Representations and Warranties of the Company.

     The Company represents and warrants to you that:

Section 5.1.   Organization; Power and Authority.

     The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

Section 5.2.   Authorization, etc.

     This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.   Disclosure.

     The Company, through its agents, SPP Hambro & Co., LLC and The Boatmen's National Bank of St. Louis, has delivered to you and each Other Purchaser a copy of a Direct Placement Memorandum dated December 1996 (including the exhibits thereto, the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries (before giving effect to the transactions contemplated by this Agreement). Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings which were prepared by the Company and delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as disclosed in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1995, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company unique to the operation by the Company and its Subsidiaries, taken as a whole, of their business as currently conducted or proposed to be conducted that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

Section 5.4.   Organization and Ownership of Shares
               of Subsidiaries; Affiliates.

     (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary (exclusive of directors' qualifying shares), (ii) of the Company's Affiliates (excluding directors and officers of Subsidiaries), other than Subsidiaries, and (iii) of the Company's directors and executive officers.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and (other than directors' qualifying shares) are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, with respect to the Subsidiaries which are incorporated, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than (i) this Agreement, (ii) the agreements listed on Schedule 5.4 and (iii) customary limitations imposed by corporate law statutes or, in the case of Subsidiaries organized under any foreign jurisdiction, limitations of general application imposed by such foreign jurisdictions) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.   Financial Statements.

     The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Section 5.6.   Compliance with Laws, Other Instruments, etc.

     (a) The execution, delivery and performance by the Company of this Agreement and the Notes will not, upon the application of the proceeds from the sale of the Notes and the concurrent termination and release of the agreements disclosed in Schedule 5.6, (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, other than any contravention, breach, default, creation, conflict or violation under clauses (i) through (iii), inclusive, of this
Section 5.6(a) which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     (b) The Notes and all other obligations under this Agreement of the Company are direct and unsecured obligations of the Company ranking pari passu with all other existing unsecured Indebtedness of the Company (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of the Company.

Section 5.7.   Governmental Authorizations, etc.

     Based to the extent relevant upon the accuracy of your representation set forth in Section 6.2, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

Section 5.8.   Litigation; Observance of Agreements,
               Statutes and Orders.

     (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any

Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9.   Taxes.

     The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment which may be imposed with respect to periods covered by such returns that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate in all material respects. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1992, except that the Company continues to carry forward net operating losses from the fiscal years ended December 31, 1979 through December 31, 1985, and accordingly, such fiscal years remain open with respect to, and only with respect to, such carryforwards.

Section 5.10.  Title to Property; Leases.

     The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.  Licenses, Permits, etc.

     Except as disclosed in Schedule 5.11,

     (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, other than conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

     (b) to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

     (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12.  Compliance with ERISA.

     (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets (including contributions with respect to such plan year made by the due date under Section 404(a)(6) of the Code) of such Plan allocable to such benefit liabilities. The terms "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

     (c) The Company and its ERISA Affiliates have not incurred any currently outstanding withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

     (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code or Part 6 of Title I of ERISA) of the Company and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

     (f) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; neither the Company nor any Subsidiary has incurred any currently outstanding obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; and, the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Company's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the present value of the assets of such Foreign Pension Plan allocable to such benefit liabilities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made.

Section 5.13.  Private Offering by the Company.

     Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 64 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Based to the extent relevant on the accuracy of your representation set forth in Section 6.1, neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14.  Use of Proceeds; Margin Regulations.

     The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. Except as described in Schedule 5.14, no part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207); or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR
220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

Section 5.15.  Existing Indebtedness; Future Liens.

     (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 1996, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries (other than as contemplated in connection with the Closing). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary. No event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment, which event or condition could reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
Section 10.5.

Section 5.16.  Foreign Assets Control Regulations, etc.

     Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

Section 5.17.  Status under Certain Statutes.

     Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the
Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

Section 5.18.  Environmental Matters.

     Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

     (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

     (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws which storage or disposal could reasonably be expected to result in a Material Adverse Effect; and

     (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 6.     Representations of the Purchaser.

Section 6.1.   Purchase for Investment.

     You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and agree that the Notes may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2.   Source of Funds.

     You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

     (a) if you are an insurance company, the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

     (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

     (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph
(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

     (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

     (e)  the Source is a governmental plan; or

     (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

     (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (c), (d) or (f) above, the Company shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any employee benefit plan identified pursuant to paragraphs (c) or (f) above, or
(ii) with respect to any employee benefit plan, identified pursuant to paragraph (d) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (d) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.     Information as to Company.

Section 7.1.   Financial and Business Information.

     Subject to the provisions of Section 7.4, the Company shall deliver to each holder of Notes that is an Institutional Investor:

     (a) Quarterly Statements - within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company
(other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

          (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

          (ii) consolidated statements of operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

     (b) Annual Statements - within 90 days after the end of each fiscal year of the Company (unless the Company has timely filed a Form 12b-25 with the SEC with respect to any fiscal year, in which case the Company shall be required to deliver the following reports within 105 days after the end of such fiscal year), duplicate copies of,

          (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

          (ii) consolidated statements of operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

          (A) by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

          (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (and delivery of the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act, delivered concurrently with the delivery of such annual report to shareholders generally whether within or after the time period prescribed above) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

     (c) SEC and Other Reports - promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), other than a registration statement on Form S-8 (or any successor form), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and (iii) all press releases and other statements concerning developments that are Material made available generally by the Company or any Subsidiary to the public and made available by the Company or any Subsidiary to shareholders generally or to any Institutional Investor;

     (d) Notice of Default or Event of Default - promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

     (e) ERISA Matters - promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

          (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

          (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

          (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

     (f) Notices from Governmental Authority - promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

     (g) Notice of Proposed Change of Control - promptly following knowledge by any Responsible Officer of any proposed Change of Control which such officer believes in good faith will more likely than not occur, a written notice setting forth in reasonable detail the facts and circumstances giving rise to such proposed Change of Control, including an estimate of the date on which such officer believes the Change of Control will occur; and

     (h) Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2.   Officer's Certificate.

     Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

     (a) Covenant Compliance - the information (including reasonably detailed calculations of covenants and amounts representing pertinent defined terms) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.7 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

     (b) Event of Default - a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.   Inspection.

     The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

     (a) No Default - if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

     (b) Default - if a Default or Event of Default then exists, at the expense of the Company and upon one Business Day prior notice to the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested.

Section 7.4.   Reporting Treatment of Certain Subsidiaries.

     Notwithstanding anything to the contrary contained in this Agreement, including without limitation the definition of "Subsidiary" contained in Exhibit B, so long as Midsouth Partners and Insituform Linings Plc each own less than 1.0% of Consolidated Total Assets and contribute less than 1.0% of Consolidated Net Earnings in any fiscal period, the Company shall be permitted to include, for purposes of the financial reporting requirements contained in Sections 7.1(a) and (b), and only for purposes of such Sections, and in no event for purposes of determining compliance with any of the covenants contained in Sections 9 or 10 hereof, the financial information of such entities on a consolidated basis. If at any time either Midsouth Partners or Insituform Linings Plc shall own 1.0% or more of Consolidated Total Assets or contribute 1.0% or more of Consolidated Net Earnings in any fiscal period and not be a Subsidiary (as defined in Schedule B), the Company shall either: (a) provide consolidating financial statements setting forth separately the financial information for Midsouth or Insituform Linings Plc, as the case may be, for such period, to-gether with the financial information of such entity on a con-solidated basis for purposes of the financial reporting require-ments contained in Sections 7.1(a) and (b) and only for purposes of such Sections (and in no event for purposes of determining compliance with any of the covenants contained in Sections 9 and 10 hereof) or (b) exclude the financial information on a consolidated basis for Midsouth Partners or Insituform Linings Plc, as the case may be, from the consolidated financial statements required to be delivered by the Company for such period pursuant to Sections 7.1(a) and (b) (and shall in no event include such financial information for purposes of any determination of compliance with any of the covenants contained in Sections 9 or 10 hereof).

Section 8.     Prepayment of the Notes.

Section 8.1.   Required Prepayments.

     On February 14, 2001 and on each February 14 thereafter to and including February 14, 2006 the Company will prepay $15,715,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium; provided that upon any partial prepay-ment of the Notes pursuant to Section 8.2 or 8.3 or purchase of the Notes permitted by Section 8.6, the principal amount of each re-quired prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

Section 8.2.   Optional Prepayments with Make-Whole Amount.

     The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part, of the Notes, in a minimum aggregate amount not less than $5,000,000 in the case of a partial prepayment, or in amounts equal to any prepayment made pursuant to the terms of Section 10.7(b)(iii)(C), in each case, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount, together with interest accrued to the date of prepayment. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Not later than five Business Days prior to prepayment date specified in such notice, the Company shall provide to the holders of the Notes written notice (the "Calculation Notice") of the Make-Whole Amount payable in connection with such prepayment of the Notes and, whether or not a Make Whole Amount is payable, a reasonably detailed calculation of the Make-Whole Amount. The calculations with respect to the Make-Whole Amount shall in any event be subject to the review and approval of the holders of the Notes and, in the case of any disagreement among such holders and the Company with respect to such calculations or method of computation thereof, the conclusion of such holders shall, in the absence of manifest error, be deemed, binding and conclusive. It is understood and agreed that the failure of such holders to respond to such Calculation Notice shall be deemed to be a concurrence by such holders to such calculation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3.   Prepayment of Notes upon Change of Control.

     (a) In the event that any Responsible Officer has knowledge of the occurrence of any Change of Control, the Company will give written notice (the "Company Notice") of such fact in the manner provided in Section 18 to each holder of the Notes. The Company Notice shall be delivered promptly upon receipt of such knowledge by the Company and in any event no later than five Business Days following knowledge by such Responsible Officer thereof. The Company Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail, (ii) make reference to this Section 8.3 and the right of each holder of the Notes to require prepayment of all, but not less than all, of such holder's Notes on the terms and conditions provided for in this Section 8.3,
(iii) offer in writing to prepay the outstanding Notes together with accrued interest to the date of prepayment, but without a premium, and (iv) specify a date for such prepayment (the "Change of Control Prepayment Date"), which Change of Control Prepayment Date shall be not more than 30 days nor less than 20 days following the date of such Company Notice. Each holder of the then outstanding Notes shall have the right to accept such offer and require prepayment of the Notes held by such holder in full by written notice to the Company (a "Noteholder Notice") given not later than 10 days after receipt of the Company Notice (the "Noteholder Notice Period"). Subject to the provisions of the immediately succeeding sentence, the failure by a holder of Notes to accept or reject any offer to prepay made by the Company pursuant to this Section 8.3 shall be deemed to constitute an acceptance of such offer to prepay. Within 3 days following the expiration of the Noteholder Notice Period, the Company shall deliver by telecopy in the manner provided in Section 18 to each holder of the Notes a second written notice (the "Secondary Company

Notice") specifying the decision of each other holder of the Notes to accept or reject the original offer of prepayment and offering to prepay on the Change of Control Payment Date all, but not less than all, of the Notes held by each holder which has rejected or otherwise failed to respond to the offer contained in the initial Company Notice, on the same terms as provided in the initial Company Notice. Each holder of the then outstanding Notes which rejected or otherwise failed to respond to (and is deemed to have accepted) the Company's initial offer to prepay its Notes shall have the right to accept or reject such secondary offer and, if accepted, require prepayment of the Notes held by such holder in full by written notice to the Company given not later than 3 days after receipt of the Secondary Company Notice. The Company shall on the Change of Control Prepayment Date prepay in full all of the Notes held by holders which have so accepted such offer of prepayment. The prepayment price of the Notes payable upon the occurrence of any Change of Control shall be an amount equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, but without a premium.

     (b)(i) Without limiting the foregoing, notwithstanding any failure on the part of the Company to give the Company Notice herein required as a result of the occurrence of a Change of Control, each holder of the Notes shall have the right by delivery of written notice to the Company to require the Company to prepay, and the Company will prepay, such holder's Notes in full, together with accrued interest thereon to the date of prepayment, but without a premium. Notice of any required prepayment pursuant to this Section 8.3(b)(i) shall be delivered by any holder of the Notes which was entitled to, but did not receive, such Company Notice to the Company after such holder has actual knowledge of such Change of Control. On the date (the "Change of Control Delayed Prepayment Date") designated in such holder's notice (which shall be not more than 90 days nor less than 30 days following the date of such holder's notice), the Company shall prepay in full all of the Notes held by such holder, together with accrued interest thereon to the date of prepayment, but without a premium. If the holder of any Note gives any notice pursuant to this Section 8.3(b)(i), the Company shall give a Company Notice within three Business Days of receipt of such notice and identify the Change of Control Delayed Prepayment Date to all other holders of the Notes and each of such other holders shall then and thereupon have the right to accept the Company's offer to prepay the Notes held by such holder in full and require prepayment of such Notes by delivery of a Noteholder Notice within 20 days following receipt of such Company Notice; provided only that any date for prepayment of such holder's Notes shall be the Change of Control Delayed Prepayment Date. On the Change of Control Delayed Prepayment Date, the Company shall prepay in full the Notes of each holder thereof which has accepted such offer of prepayment at a prepayment price equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, but without a premium.

     (ii) Compliance with the provisions of this Section 8.3(b) shall not be deemed to constitute a waiver of, or consent to, any Default or Event of Default caused by any violation of the provisions of Section 8.3(a).

Section 8.4.   Allocation of Partial Prepayments.

     In the case of each partial prepayment of the Notes pursuant to Section 8.1 or Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to Section
8.3 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

Section 8.5.   Maturity; Surrender, etc.

     In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.6.   Purchase of Notes.

     The Company will not and will not permit any Affiliate (excluding any Affiliate which is not controlled by the Company, but including any Affiliate which is a member of the Senior Management Group) to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate (excluding any Affiliate which is not controlled by the Company, but including any Affiliate which is a member of the Senior Management Group) pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.7.   Make-Whole Amount.

     The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section
8.2 or Section 10.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     "Reinvestment Yield" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by
(a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page USD" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page USD on Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between
(1) the actively traded U.S. Treasury security with the average life closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the average life closest to and less than the Remaining Average Life.

     "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

     "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or
Section 10.7 or Section 12.1.

     "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 10.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 9.     Affirmative Covenants;.

     The Company covenants that so long as any of the Notes are outstanding:

Section 9.1.   Compliance with Law.

     The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and ERISA, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or, in connection with any non-compliance with ERISA, could reasonably be expected to result in any liability to a holder of any Note.

Section 9.2.   Insurance.

     The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.   Maintenance of Properties.

     The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent the Company or any

Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.   Payment of Taxes and Claims.

     The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary; provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5.   Corporate Existence, etc.

     The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.7(a)(i), the Company will at all times preserve and keep in full force and effect the corporate or other existence of each of its Subsidiaries and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.   Maintenance of Business.

     Neither the Company nor any Subsidiary will engage to any substantial extent in any business other than the businesses in which the Company and its Subsidiaries are engaged on the date of this Agreement and as described in the Memorandum and businesses reasonably related thereto or in furtherance thereof.

Section 9.7.   Notes to Rank Pari Passu.

     The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Indebtedness (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Company.

Section 9.8.   Guaranty by Subsidiaries.

     The Company will cause each Subsidiary which delivers a Guaranty to any Person with respect to Indebtedness of the Company of the types described in clauses (a) through (e) of the definition thereof to concurrently enter into a Subsidiary Guaranty, and within three Business Days thereafter shall deliver to each of the holders of the Notes the following items:

     (a) an executed counterpart of such Subsidiary Guaranty substantially in the form of Exhibit 9.8(a);

     (b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of such Subsidiary making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.6 and 5.7, but with respect to such Subsidiary and such Subsidiary Guaranty, as applicable;

     (c) such documents and evidence with respect to such Subsidiary as any holder of the Notes may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by such Subsidiary Guaranty;

     (d) an opinion of counsel reasonably satisfactory to the Required Holders to the effect that such Subsidiary Guaranty has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such Subsidiary enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and

     (e) an executed counterpart of an intercreditor agreement substantially in the form of Exhibit 9.8(e) among the holders of the Notes and each such Person to which a Subsidiary is then delivering a Guaranty giving rise to the requirements of this
Section 9.8, which agreement shall provide that the proceeds from the enforcement of any such Guaranty shall be shared on an equal and ratable basis with the holders of the Notes.

Notwithstanding the foregoing, it is understood and agreed that the delivery of a Subsidiary Guaranty shall not be required under this
Section 9.8 as a result of

     (w) the delivery by a Subsidiary of a Guaranty to any Person in the ordinary course of business securing bids to obtain construction contracts, or securing construction contracts or bonds relating to work to be performed by the Company or any Subsidiary or Joint Venture and not incurred or made in connection with the incurrence of Indebtedness, the obtaining of advances or credit or the payment of the deferred purchase of property, or

     (x) any liability (other than for borrowed money) in respect of the obligations of a Joint Venture, or

     (y) the Guaranties outstanding on the date of Closing, or renewals or replacements thereof without increase in the maximum principal amount as of the date of such renewal or replacement, given by Insituform Holdings (UK) Limited of Indebtedness of Rohrsanierungstechnik GmbH and its Subsidiaries to (1) Deutsche Bank AG in an aggregate principal amount not exceeding DM6,000,000 and (2) the State of Thuringen in an aggregate principal amount not exceeding DM600,000, or

     (z) the delivery by a Wholly-owned Subsidiary of a Guaranty to another Wholly-owned Subsidiary with respect to a third
Wholly-owned Subsidiary.

Section 10.    Negative Covenants.

     The Company covenants that so long as any of the Notes are outstanding:

Section 10.1.  Consolidated Adjusted Net Worth.

     The Company will at all times keep and maintain Consolidated Adjusted Net Worth at an amount not less than the sum of (a) $100,000,000 plus (b) 50% of Consolidated Net Earnings computed on a cumulative basis for each of the elapsed fiscal years ending after December 31, 1996; provided that notwithstanding that Consolidated Net Earnings for any such elapsed fiscal year may be a deficit figure, no reduction as a result thereof shall be made on the sum to be maintained pursuant hereto.

Section 10.2.  Fixed Charges Coverage Ratio.

     The Company will as at the end of each fiscal quarter keep and maintain the ratio of Consolidated Cash Flow Available for Fixed Charges for the four consecutive fiscal quarter period ending at such date to Consolidated Fixed Charges for such four consecutive fiscal quarter period at not less than 2.5 to 1.0.

Section 10.3.  Consolidated Indebtedness Ratio.

     The Company will not at any time permit the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization to exceed .55 to 1.00; provided that in connection with any calculation of Indebtedness for purposes of determining compliance with this Section 10.3, there shall be excluded all Indebtedness of the Company and its Subsidiaries outstanding under any revolving credit agreement between the Company and a committed bank or banks if, during the 365-day period immediately preceding the date of any such calculation of Indebtedness, there shall have been a period of at least 60 consecutive days on each day of which Indebtedness of the Company and its Subsidiaries outstanding under such revolving credit agreement is equal to zero by virtue, and solely by virtue, of such Indebtedness having been paid from general corporate funds of the Company and not from funds borrowed by the Company or any Subsidiary pursuant to any other revolving credit agreement for the purpose of paying such Indebtedness. If there shall not have been such 60 consecutive day period on each day of which such Indebtedness was equal to zero, then and in such event there shall be included in such calculation of Indebtedness for purposes of this Section 10.3 an amount equal to the average aggregate amount of all Indebtedness outstanding under such revolving credit agreement during such preceding 365-day period.

Section 10.4.  Priority Debt.

     The Company will not, and will not permit any Subsidiary to create, issue, assume, guarantee or otherwise incur or in any manner become liable in respect of any Priority Debt unless at the time of creation, issuance, assumption, guarantee or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof: (a) no Specified Default or Event of Default would exist and (b) the aggregate amount of all Priority Debt would not exceed 10% of Consolidated Adjusted Net Worth determined as of the end of the immediately preceding fiscal quarter.

     Any Person which becomes a Subsidiary after the date of this Agreement, shall, for all purposes of this Section 10.4, be deemed to have created, issued, assumed, guaranteed or incurred, at the time it becomes a Subsidiary, all Priority Debt of such Person existing immediately after it becomes a Subsidiary.

Section 10.5.  Limitation on Liens.

     The Company will not, and will not permit any Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices (unless it concurrently makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to such agreements reasonably satisfactory to the Required Holders providing for such security (including an opinion of counsel to the Company to the effect that the holders of the Notes are so equally and ratably secured) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

     (a) Liens for taxes and assessments or governmental charges or levies; provided that payment thereof is not at the time required by Section 9.4;

     (b) Liens of or resulting from any attachment, judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a

Subsidiary shall at any time in good faith and by appropriate proceedings be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

     (c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' and like liens and statutory landlords' liens) and Liens to secure (or to obtain letters of credit to secure) the performance of bids, tenders or purchase, construction or trade contracts, or to secure statutory obligations, surety, performance or appeal bonds or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the borrowing of money; provided that in each case: (i) the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings, and (ii) such Lien would not materially impair the use of such property in the operation of the business of the Company and its Subsidiaries or the value of such property for the purposes of such business;

     (d) survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are incidental to the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Subsidiaries or their value for the purposes of such business;

     (e) Liens securing Indebtedness of a Subsidiary to the Company or to another Wholly-owned Subsidiary;

     (f) Liens securing Indebtedness existing as of the date of Closing and described on Schedule 10.5 hereto;

     (g) Liens created or incurred after the date of Closing given to secure the payment of, or to secure Indebtedness incurred or assumed to pay all or any part of, the purchase price incurred in connection with the acquisition or purchase of tangible property (or any improvement thereon) or the cost of construction of improvements to tangible property, in any such case, useful and intended to be used in carrying on the business of the Company or a Subsidiary; provided that in each such case: (i) the Lien shall attach solely to the tangible property (or any improvement thereon) acquired, purchased or constructed and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon), (ii) such Lien shall have been created or incurred within 180 days of the date of acquisition or purchase of, or the date of completion of construction of improvements to, such tangible property, as the case may be, (iii) at the time of the imposition of such Lien, the aggregate amount remaining unpaid on all Indebtedness secured by such Lien (whether or not assumed by the Company or a Subsidiary) shall not exceed an amount equal to the lesser of the total acquisition or purchase price or cost of construction, as the case may be, or the fair market value at the time of acquisition, purchase or completion of construction, as the case may be (as determined in good faith by the Board of Directors of the Company), and (iv) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by such Lien and after giving effect thereto and to the application of the proceeds thereof, no Specified Default or Event of Default would exist;

     (h) Liens created or incurred after the date of Closing given to secure the payment of the purchase price incurred in connection with the acquisition or purchase of intangible property, in any such case, useful and intended to be used in carrying on the business of the Company or a Subsidiary; provided that in each such case: (i) the Lien shall attach solely to the intangible property acquired or purchased, (ii) such Lien shall have been created or incurred within 180 days of the date of acquisition or purchase of such property, as the case may be, (iii) at the time of the imposition of such Lien, the aggregate amount remaining unpaid on all Indebtedness secured by such Lien (whether or not assumed by the Company or a Subsidiary) shall not exceed an amount equal to the lesser of the total acquisition or purchase price, as the case may be, or the fair market value at the time of acquisition or purchase, as the case may be (as determined in good faith by the Board of Directors of the Company), and (iv) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by such Lien and after giving effect thereto and to the application of the proceeds thereof, no Specified Default or Event of Default would exist;

     (i) Liens on tangible property existing: (i) at the time of acquisition thereof, whether or not the Indebtedness secured thereby is assumed by the Company or any Subsidiary or (ii) on the property of a Person at the time such Person is acquired or merged into or consolidated with the Company or any Subsidiary or at the time of a sale, lease or other disposition of the property or outstanding shares or Indebtedness of the Person in its entirety to the Company or any Subsidiary; provided that in each such case:
(i) the Lien shall attach solely to such tangible property and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, (ii) the amount of Indebtedness secured by such Lien shall not exceed an amount equal to the lesser of the acquisition or purchase price or fair market value of such tangible property (as determined by good faith by the Board of Directors of the Company), (iii) such Lien shall not have been incurred in contemplation of the acquisition of such property, and (iv) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by such Lien and after giving effect thereto and to the application of the proceeds thereof, no Specified Default or Event of Default would exist;

     (j) Liens constituting limitations on the disposition or transfer of the Company's or any Subsidiary's equity investment in a Joint Venture (if such limitations are reciprocal) or a Subsidiary inuring to the benefit of Persons owning equity in the same Joint Venture or Subsidiary;

     (k) any extension, renewal or refunding of any Lien permitted by the preceding clause (f) of this Section 10.5 in respect of the same property theretofore subject to such Lien in connection with the extension, renewal or refunding of the Indebtedness secured thereby; provided that: (i) such extension, renewal or refunding of Indebtedness shall be without increase in the principal amount remaining unpaid as of the date of such extension, renewal or refunding, (ii) such Lien shall attach solely to the same such property, and (iii) as of the date of such extension, renewal or refunding and after giving effect thereto, no Specified Default or Event of Default would exist; and

     (l) Liens created or incurred after the date of Closing given to secure Indebtedness of the Company or any Subsidiary in addition to the Liens permitted by the preceding clauses (a) through (k) hereof; provided that: (i) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by any such Lien and after giving effect thereto and to the application of the proceeds thereof, no Specified Default or Event of Default would exist and (ii) all Indebtedness secured by such Lien shall have been incurred within the limitations provided in
Section 10.4.

Section 10.6.  Restricted Payments.

     (a) The Company will not:

     (1) declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of common stock of the Company),

     (2) directly or indirectly, or through any Subsidiary or through any Affiliate of the Company, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock (other than in exchange for or out of the net cash proceeds to the Company from the substantially concurrent issue or sale of shares of common stock of the Company or warrants, rights or options to purchase or acquire any shares of its common stock), or

     (3) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock, (such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options and all such other payments or distributions being herein collectively called "Restricted Payments"), if: (i) immediately prior to the making of any Restricted Payment, a Specified Default or Event of Default exists, (ii) immediately after giving effect to the making of any Restricted Payment, a Specified Default or Event of Default would exist, and (iii) immediately after giving effect to the making of any Restricted Payment, the Company could not incur at least $1.00 of additional Indebtedness pursuant to Section 10.3.

     (b) The Company will not declare any dividend which constitutes a Restricted Payment payable more than 60 days after the date of declaration thereof.

Section 10.7.  Mergers, Consolidations and Sales of Assets.

     (a) The Company will not, and will not permit any Subsidiary to, consolidate with or be a party to a merger with any other
Person, or sell, lease or otherwise dispose of all or substantially all of its assets; provided that:

          (i) any Subsidiary may merge or consolidate with or into the Company or any Wholly-owned Subsidiary so long as in (1) any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation and (2) in any merger or consolidation involving a Wholly-owned Subsidiary (and not the Company), a Wholly-owned Subsidiary shall be the surviving or continuing corporation; and

          (ii) the Company may consolidate or merge with or into any other corporation if (1) the corporation which results from such consolidation or merger (the "surviving corporation") is organized under the laws of any state of the United States or the District of Columbia, (2) if the Company is not the surviving corporation, the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement to be performed or observed by the Company are expressly assumed in writing by the surviving corporation and the surviving corporation shall furnish to the holders of the Notes an opinion of counsel reasonably satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (3) at the time of such consolidation or merger and immediately after giving effect thereto: (A) no Default or Event of Default would exist and (B) the surviving corporation would be permitted by the provisions of Section
     10.3 to incur at least $1.00 of additional Indebtedness.

     (b) The Company will not, and will not permit any Subsidiary to, sell, lease, transfer, abandon as obsolete or otherwise dispose of assets (except assets sold, leased or otherwise disposed of in the ordinary course of business for fair market value); provided that the foregoing restrictions do not apply to:

          (i) the sale, lease, transfer or other disposition of assets of a Subsidiary to the Company or a Wholly-owned
     Subsidiary or from the Company to a Wholly-owned Subsidiary;
     or

          (ii) the sale, transfer, abandonment or other disposition of assets of the Company or a Subsidiary if in the opinion of a Responsible Officer of the Company or such Subsidiary such assets are obsolete, worn-out or without material economic value to the business or operations of the Company or such Subsidiary; or

          (iii) the sale, lease, transfer or other disposition of assets for cash or other property to a Person or Persons if all of the following conditions are met:

          (1) such assets (valued at net book value) do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the date of this Agreement to and including the date of the sale of such assets (other than in the ordinary course of business or pursuant to clauses (i) or (ii) above), exceed 25% of Consolidated Total Assets, determined as set forth in the Company's most recently filed Form 10-K;

          (2) in the opinion of a Responsible Officer of the Company or such Subsidiary if the aggregate sale price of such assets is $5,000,000 or less and the opinion of the Company's Board of Directors if the aggregate sale price of such assets is more than $5,000,000, the sale is for fair value and is in the best interests of the Company or such Subsidiary; and

          (3) immediately after the consummation of the transaction and after giving effect thereto, no Specified
     Default or Event of Default would exist;

          (y) provided, however, that for purposes of the foregoing calculation, there shall not be included any assets the net proceeds of which were or are within twelve months of the date of sale, lease, transfer or other disposition of such assets either: (A) applied to the acquisition of property useful and intended to be used in the operation of the business of the Company and its Subsidiaries as described in Section 9.6 (provided that proceeds from the disposition of tangible property shall be applied to the acquisition of tangible property) and having a fair market value (as determined in good faith by a Responsible Officer of the Company if the aggregate purchase price of such assets is $5,000,000 or less and in the opinion of the Company's Board of Directors if the aggregate purchase price of such assets is more than

     $5,000,000) at least equal to that of the assets so disposed of, or (B) committed to the acquisition of property useful and intended to be used in the operation of the business of the Company and its Subsidiaries as described in Section 9.6 (provided that proceeds from the disposition of tangible property shall be committed to the acquisition of tangible property) and having a fair market value (as determined in good faith by a Responsible Officer of the Company if the aggregate purchase price of such assets is $5,000,000 or less and in the opinion of the Company's Board of Directors if the aggregate purchase price of such assets is more than $5,000,000) at least equal to the assets so disposed of pursuant to a written agreement binding on the Company or the relevant Subsidiary which provides for the consummation of the acquisition of such property to be completed within 60 days from the date of such agreement or (C) offered on a pro rata basis towards the prepayment at any applicable prepayment premium, of Senior Indebtedness of the Company and (z) provided further that in no event will the Company or any of its Subsidiaries transfer title to any patent to Insituform Linings Plc or to Midsouth Partners.

     In the event the Company shall offer to prepay Senior Indebtedness pursuant to clause (C) above, the Company shall offer pursuant to a written notice (the "Asset Disposition Prepayment Notice") to apply on a pro rata basis the proceeds to which such assets relate towards the prepayment of all outstanding Senior Indebtedness of the Company (including, without limitation, the Notes). Such Asset Disposition Prepayment Notice shall specify (A) a date (the "Asset Disposition Prepayment Date"), which shall be not less than 120 days nor more than 180 days following the date of such Asset Disposition Prepayment Notice, on which the Company will apply such proceeds to the prepayment on a pro rata basis of all of the outstanding Senior Indebtedness of the Company held by any Person which accepts such offer of prepayment and (B) a date, which shall be not more than 60 days nor less than 30 days prior to such Asset Disposition Prepayment Date, on which each holder of Senior Indebtedness of the Company must accept or decline such offer of prepayment. On such Asset Disposition Prepayment Date, the Company shall apply the amount of such proceeds which has been agreed or deemed to be agreed by holders of Senior Indebtedness of the Company pursuant to any agreement pursuant to which any such Senior Indebtedness is outstanding shall be applied to the prepayment of Senior Indebtedness held by each holder thereof which has accepted such initial offer of prepayment to the prepayment of Senior Indebtedness as and to the extent herein contemplated. It is understood and agreed by the Company and each holder of the Notes by its acceptance thereof that any such holder may decline any such offer of prepayment, that the failure of any such holder to accept or decline any such offer of prepayment shall be deemed to be an election by such holder to accept such prepayment and that if any such offer is accepted, the proceeds so offered towards the prepayment of the Notes and accepted shall be prepaid as and to the extent provided in Section 8.2.

Section 10.8.  Transactions with Affiliates.

     The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Wholly-owned Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

Section 11.    Events of Default.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

     (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

     (c) the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d), 9.8 or 10.1 through 10.8; or

     (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

     (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

     (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or
(iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (y) in the case of an event or condition described in clause (i) above, one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

     (g) Any Subsidiary Guaranty delivered pursuant to Section 9.8 hereof shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental body or court that such Subsidiary Guaranty is invalid, void or unenforceable or such Subsidiary shall contest or deny in writing the validity or enforceability of any of its obligations under the Subsidiary Guaranty; or

     (h) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

     (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

     (j) a final judgment or judgments for the payment of money aggregating in excess of $3,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

     (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

     As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12.    Remedies on Default, etc.

Section 12.1.  Acceleration.

     (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 37% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.  Other Remedies.

     If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.  Rescission.

     At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 70% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this
Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.  No Waivers or Election of Remedies, Expenses, etc.

     No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under
Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 13.    Registration; Exchange; Substitution of Notes.

Section 13.1.  Registration of Notes.

     The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.  Transfer and Exchange of Notes.

     Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000 (other than Notes held by the original Purchasers); provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.  Replacement of Notes.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $5,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

     (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.    Payments on Notes.

Section 14.1.  Place of Payment.

     Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of a bank or trust company in such jurisdiction which the Company agrees to designate at any time when there is any holder of any Note not entitled to the benefits of Section 14.2.

Section 14.2.  Home Office Payment.

     So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section

14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

Section 15.    Expenses, Etc.

Section 15.1.  Transaction Expenses.

     Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective) or the delivery of any Subsidiary Guaranty, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

Section 15.2.  Survival.

     The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Section 16.    Survival of Representations and Warranties;
               Entire Agreement.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.    Amendment and Waiver.

Section 17.1.  Requirements.

     This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2.  Solicitation of Holders of Notes.

     (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 17.3.  Binding Effect, etc.

     Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4.  Notes Held by Company, etc.

     Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.    Notices.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

     (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the President, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.    Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.    Confidential Information.

     For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you; provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this
Section 20.

Section 21.    Substitution of Purchaser.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

Section 22.    Miscellaneous.

Section 22.1.  Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.  Payments Due on Non-Business Days.

     Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

Section 22.3.  Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.  Construction.

     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5.  Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6.  Governing Law.

     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 22.7.  Submission to Jurisdiction.

     The Company hereby irrevocably submits and consents to the nonexclusive jurisdiction of the Federal court located within the Northern District of the State of Illinois (or if such court lacks jurisdiction, the state courts located therein) and irrevocably agrees that all actions or proceedings related to this Agreement or the Notes may be litigated in such courts, and unconditionally waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by delivery to the Company as set forth in Section 18. Nothing contained in this section shall affect the right of any holder of Notes to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Company or to enforce a judgment obtained in the courts of any other jurisdiction.

                    *     *     *     *     *

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              THE NORTHWESTERN MUTUAL LIFE
                               INSURANCE COMPANY


                              By s/A. Kipp Koester
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              PRINCIPAL MUTUAL LIFE INSURANCE
                               COMPANY


                              By s/Shabnam B. Miglani
                                ------------------------------
                                Its Counsel

                              By s/Karen A. Pearston
                                ------------------------------
                                Its Counsel

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              ALLSTATE LIFE INSURANCE COMPANY


                              By s/Jerry D. Zinkula
                                ------------------------------
                                Authorized Signatories

                              By s/Patricia W. Wilson
                                ------------------------------
                                Authorized Signatories

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              CONNECTICUT GENERAL LIFE INSURANCE
                               COMPANY

                              By: CIGNA Investments, Inc.

                              By s/Daniel E. Feder
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              CIGNA PROPERTY AND CASUALTY
                               INSURANCE COMPANY

                              By: CIGNA Investments, Inc.


                              By s/Daniel E. Feder
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              CONNECTICUT GENERAL LIFE INSURANCE
                               COMPANY, ON BEHALF OF ONE OR MORE
                               SEPARATE ACCOUNTS

                              By: CIGNA Investments, Inc.

                              By s/Daniel E. Feder
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              JEFFERSON PILOT LIFE INSURANCE
                               COMPANY


                              By s/James E. McDonald, Jr.
                                ------------------------------
                                Second Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA


                              By s/James E. McDonald, Jr.
                                ------------------------------
                                Second Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              THE MINNESOTA MUTUAL LIFE INSURANCE
                               COMPANY

                              By: MIMLIC Asset Management Company


                              By s/Loren A. Haugland
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              MUTUAL TRUST LIFE INSURANCE
                               COMPANY

                              By: MIMLIC Asset Management Company


                              By s/Loren A. Haugland
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              MUTUAL TRUST LIFE INSURANCE COMPANY

                              By: MIMLIC Asset Management Company


                              By s/Lauren A. Haugland
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              NORTHERN LIFE INSURANCE COMPANY


                              By s/James V. Wittich
                                ------------------------------
                                Assistant Treasurer

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              RELIASTAR UNITED SERVICES LIFE
                               INSURANCE COMPANY

                              By s/James V. Wittich
                                ------------------------------
                                Assistant Treasurer

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              RELIASTAR BANKERS SECURITY LIFE
                               INSURANCE COMPANY

                              By s/James V. Wittich
                                ------------------------------
                                Vice President

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              PIERCE NATIONAL LIFE INSURANCE
                               COMPANY

                              By s/Douglas W. Kroske
                                ------------------------------
                                Authorized Officer

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/William A. Martin
                                ------------------------------
                                Senior Vice President

The foregoing is hereby agreed
to as of the date thereof.


Accepted as of February 14, 1997:


                              THE SECURITY MUTUAL LIFE INSURANCE
                               COMPANY OF LINCOLN, NEBRASKA

                              By s/Kevin W. Hammond
                                ------------------------------
                                Vice President
                                Chief Investment Officer

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
The Northwestern Mutual Life                     $20,000,000
  Insurance Company

720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Telecopier Number:  (414) 299-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     Bankers Trust Company (ABA #0210-0103-3)
     16 Wall Street
     Insurance Unit, 4th Floor
     New York, New York  10005

     for credit to: The Northwestern Mutual Life Insurance Company Account Number 00-000-027

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention:
Investment Operations.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570

                           Schedule A
                  (to Note Purchase Agreement)

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Principal Mutual Life Insurance Company           $20,000,000

711 High Street
Des Moines, Iowa  50392-0800
Attention:  Investment Department-Securities Division
Regarding Bond No. 1-B-60981
Telefacsimile:  (515) 248-2490
Confirmation:  (515) 248-3495

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

     ABA #073 000 228
     Norwest Bank Iowa, N.A.
     7th and Walnut Streets
     Des Moines, Iowa  50309
     Account Number 014752
     OBI PFGSE(S) B60981 (Insituform Technologies, Inc.)

Each wire transfer shall identify such payment as Insituform
Technologies, Inc., 7.88% Senior Notes, Series A, Due 2007, PPN
457667 A* 4, Bond No. 1-B-60981 principal, premium or interest".

Notices

All notices concerning payment on or in respect of the Notes, to:

     Principal Mutual Life Insurance Company
     711 High Street
     Des Moines, Iowa  50392-0960
     Attention:  Investment Accounting and Treasury - Securities
     Facsimile:  (515) 248-2643
     Confirmation:  (515) 248-8301

All notices and communications other than those in respect to payments to be addressed as provided above.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  42-0127290

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Allstate Life Insurance Company                   $4,000,000
                                                  $4,000,000
3075 Sanders Road, STE G3A                        $3,000,000
Northbrook, Illinois  60062-7127                  $3,000,000
Attention:  Private Placements Department
Telephone Number:  (847) 402-4394
Telecopier Number:  (847) 402-3092

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds (identifying each payment as Insituform Technologies, Inc., 7.88% Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest) in the exact format as follows:

     BBK =     Harris Trust and Savings Bank
               ABA #071000288
     BNF =     Allstate Life Insurance Company
               Collection Account #168-117-0
     ORG =     Insituform Technologies, Inc.
     OBI =     DPP - PPN 457667 A* 4 -
               Payment Due Date (MM/DD/YY) -
               P ______ (enter "P" and the amount of principal being remitted, for example, P5000000.00) -
               I ______ (enter "I" and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

     Allstate Insurance Company
     Investment Operations-Private Placements
     3075 Sanders Road, STE G4A
     Northbrook, Illinois  60062-7127
     Telephone:  (847) 402-8709
     Telecopy:  (847) 402-7331

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  36-2554642

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Connecticut General Life Insurance               $3,000,000
Company                                          $3,000,000
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division  - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds
Wire Transfer to:

     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=Insituform Technologies, Inc.; 7.88% Senior Notes, Series A, Due 2007; PPN 457667 A* 4; principal, premium or interest; contact name and phone.

     Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     Daniel E. Feder
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.
Taxpayer I.D. Number for CIG & Co.:  13-3574027

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
CIGNA Property and Casualty Insurance             $5,000,000
Company
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division  - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds
Wire Transfer to:

     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=Insituform Technologies, Inc.; 7.88% Senior Notes, Series A, Due 2007; PPN 457667 A* 4; principal, premium or interest; contact name and phone.

     Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     Daniel E. Feder
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.
Taxpayer I.D. Number for CIG & Co.:  13-3574027

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Connecticut General Life Insurance               $3,000,000
  Company, on behalf of one or
  more separate accounts
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division  - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds
Wire Transfer to:

     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=Insituform Technologies, Inc.; 7.88% Senior Notes, Series A, Due 2007; PPN 457667 A* 4; principal, premium or interest; contact name and phone.

Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     Daniel E. Feder
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.
Taxpayer I.D. Number for CIG & Co.:  13-3574027

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Jefferson-Pilot Life Insurance Company           $7,000,000
P. O. Box 21008*
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (910) 691-3025

*for hand delivery:
100 North Greene Street
Greensboro, NC 27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     Jefferson-Pilot Life Insurance Company
     c/o The Bank of New York
     ABA #021 000 018  BNF:  IOC566
     Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

     Jefferson-Pilot Life Insurance Company
     c/o The Bank of New York
     P. O. Box 19266
     Newark, NJ  07195
     Attention:  P&I Department

with duplicate notice to Jefferson-Pilot Life Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  56-0359860

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Alexander Hamilton Life Insurance                $7,000,000
 Company of America
P. O. Box 21008*
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (910) 691-3025

*for hand delivery:
100 North Greene Street
Greensboro, NC 27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     Alexander Hamilton Life Insurance Company of America
     c/o The Bank of New York
     ABA #021 000 018  BNF:  IOC566
     Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

     Alexander Hamilton Life Insurance Company of America
     c/o The Bank of New York
     P. O. Box 19266
     Newark, NJ  07195
     Attention:  P&I Department

with duplicate notice to Alexander Hamilton Life Insurance Company of America at the address first provided above.
All notices and communications other than those in respect to payments to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  56-1311063

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
The Minnesota Mutual Life Insurance              $13,000,000
  Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  MIMLIC Asset Management Company

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     First Bank National Association (ABA #091000022)
     Minneapolis, Minnesota

     BNF The Minnesota Mutual Life Insurance Company
     Account Number 1801-10-00600-4

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  41-0417830

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Mutual Trust Life Insurance                      $1,000,000
  Company
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     The Northern Trust Company (ABA #071-000-152)
     Chicago, IL

     For Credit to:  Account Number 5186041000
     For further credit to :  Mutual Trust Life Insurance Company
               Account Number 26-00621
               Attn. MBS Department

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  ELL & Co.
Taxpayer I.D. Number:  36-1516780

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Northern Life Insurance                           $4,000,000
  Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Analyst Name
Phone:  (612) 372-5257
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     First National Bank N.A./Mpls.
     601 2nd Avenue South
     Acct. #1602-3237-6105
     Bank ABA #091000022
     Attention:  Securities Accounting
     Ref:  Issuer, Cusip, Coupon & Maturity

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  41-1295933

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
ReliaStar United Services Life                    $1,000,000
  Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121
Attention:  Analyst Name
Phone:  (612) 372-5257
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:


     Bankers Trust
     New York, New York
     ABA #021001033
     A/C #99-911-145
     Ref:  Security description & P&I Breakdown

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  SALKELD & CO.
Taxpayer I.D. Number:  53-0159267

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
ReliaStar Bankers Security Life                  $1,000,000
  Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121
Attention:  Analyst Name
Phone:  (612) 372-5257
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     Chase Manhattan
     New York, New York
     A/C #544755102
     F/C #1960 Dept 571 NonStandard Securities
     Bank ABA #021000021
     Ref:  Issue Name, PPN and P&I Breakdown

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  SIGLER & CO.
Taxpayer I.D. Number:  53-0242530

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
ReliaStar Life Insurance Company                  $3,000,000
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Analyst Name
Phone:  (612) 372-5257
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     First National Bank N.A./Mpls.
     601 2nd Avenue South
     Acct. #1102-4001-4461
     Bank ABA #091000022
     Attention:  Securities Accounting
     Ref:  Issuer, Cusip, Coupon & Maturity

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  41-0451140

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
Pierce National Life Insurance Company           $4,000,000
c/o Liberty Capital Advisors
Post Office Box 789
Greenville, South Carolina  29602
Attention:  Patrick Weston, Securities Department

Overnight Mail Address:

2000 Wade Hampton Boulevard
Greenville, South Carolina  29615
Attention:  Patrick Weston, Securities Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     The Bank of New York (ABA #021000018)
     BNF IOC 566
     Attention:  P&I Department
     For account name:  Pierce National Life Insurance Company
     Account:  #288431

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to:

     Pierce National Life Insurance Company
     c/o The Bank of New York
     Attention:  P&I Department
     P.O. Box 19266
     Newark, New Jersey  07195

with a duplicate notice to Liberty Capital Advisors at the address provided above.
Name of Nominee in which Notes are to be issued:  Hare & Co.

                                             Principal Amount of
Name of Note Purchaser                      Notes Being Purchased
The Security Mutual Life Insurance                $1,000,000
  Company of Lincoln, Nebraska
200 Centennial Mall North
Lincoln, Nebraska 68508
Attention:  Investment Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as Insituform Technologies, Inc., 7.88%
Senior Notes, Series A, Due 2007, PPN 457667 A* 4, principal, premium or interest") to:

     National Bank of Commerce (ABA #1040-00045)
     13th and "O" Streets
     Lincoln, Nebraska

     for credit to:  Security Mutual Life
     Account Number 40-797-624

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  47-0293990

                          Defined Terms

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Acquiring Person" means a "person" or "group of persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; provided that notwithstanding the foregoing, "Acquiring Person" shall not be deemed to include either member of the Senior Management Group (or any group including such member) unless such member has, directly or indirectly, transferred control (whether by means of voting trust agreement or otherwise), of the voting rights relating to all or any portion of the Voting Stock of the Company, directly or indirectly owned or controlled by such member to or for the benefit of the Acquiring Person or any other member thereof.

     "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person,
(b) (1) any Person beneficially owning or holding, directly or indirectly, 5% or more of any class of voting or equity interests of the Company or any Subsidiary or (2) any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 5% or more of any class of voting or equity interests, and (c) any officer or director of the Company or its Subsidiaries. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Asset Disposition Prepayment Date" is defined in Section
10.7.

     "Asset Disposition Prepayment Notice" is defined in Section
10.7.

     "Business Day" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or Memphis, Tennessee are required or authorized to be closed.

     "Calculation Notice" is defined in Section 8.2.

                           Schedule B
                  (to Note Purchase Agreement)

     "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capitalized Rentals" of any Person means as of the date of any determination thereof, without duplication, the amount at which the aggregate Rentals due and to become due under all Capital Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

     "Change of Control" means the earliest to occur of: (a) the date a tender offer or exchange offer results in an Acquiring Person, directly or indirectly, beneficially owning 50% or more of the Voting Stock of the Company then outstanding, or (b) the date an Acquiring Person becomes, directly or indirectly, the beneficial owner of 50% or more of the Voting Stock of the Company then outstanding, or (c) the date of a merger or statutory share exchange between the Company and any other Person, a consolidation of the Company with any other Person or an acquisition of any other Person by the Company, if immediately after such event, the Acquiring Person shall hold 50% or more of the Voting Stock of the Company outstanding immediately after giving effect to such merger, statutory share exchange, consolidation or acquisition, or (d) the replacement (other than solely by reason of retirement, death or disability) of 50% or more of the members of the Board of Directors of the Company over a one year period from the directors who constituted such Board of Directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such one year period or whose election as members of the Board of Directors was previously so approved; provided, that no Change of Control shall be deemed to have occurred under this clause (d) in connection with changes to the Board of Directors approved by a member of the Senior Management Group.

     "Change of Control Delayed Prepayment Date" is defined in
Section 8.3(b).

     "Change of Control Prepayment Date" is defined in Section
8.3(a).

     "Closing" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" means Insituform Technologies, Inc., a Delaware corporation.

     "Company Notice" is defined in Section 8.3(a).

     "Confidential Information" is defined in Section 20.

     "Consolidated Adjusted Net Worth" means as of the date of any determination thereof, without duplication, the arithmetic sum of:

     (a) the amount of the consolidated stockholders' equity of the Company and its Subsidiaries as reflected in its most recent quarterly financial statements,

PLUS
     (b) Minority Interests and deferred tax liabilities of the Company and its Subsidiaries up to an amount not exceeding
$10,000,000 in the aggregate;

MINUS

     (c) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and its Subsidiaries, to wit:

          (i) the incremental increase in an asset resulting from any reappraisal, revaluation or write-up of assets (other than any revaluation or write-up of assets in accordance with
     GAAP);

          (ii) goodwill or the "cost in excess of net assets of businesses acquired" to the extent and in the amount by which the net book value thereof exceeds $70,000,000; and

          (iii) patents, patent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, and such other assets (other than goodwill or the "cost in excess of net assets of businesses acquired") as are properly classified as "intangible assets" in accordance with GAAP to the extent and in the amount by which the net book value thereof exceeds $20,000,000;

all determined in accordance with GAAP.

     "Consolidated Cash Flow Available for Fixed Charges" for any period means, without duplication, the sum of (a) Consolidated Net Earnings during such period plus (to the extent deducted in determining Consolidated Net Earnings), (b) all provisions for any Federal, state or other income taxes made by the Company and its Subsidiaries during such period, (c) all provisions for depreciation and amortization (other than the amortization of debt discount) made by the Company and its Subsidiaries during such period, (d) merger and restructuring charges provided with respect to the period prior to the date of the Closing (including those provided with respect to the fiscal year ended December 31, 1996, provided that in no event shall the amount thereof provided with respect to the fiscal year ended December 31, 1996 and included in any computation of Consolidated Cash Flow Available for Fixed Charges exceed $8,000,000), and (e) Consolidated Fixed Charges during such period.

     "Consolidated Fixed Charges" for any period means on a consolidated basis (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP), without duplication, the sum of (a) all Rentals (other than Rentals on Capital Leases) payable during such period by the Company and its Subsidiaries, and (b) all Interest Expense on all Indebtedness of the Company and its Subsidiaries payable during such period.

     "Consolidated Net Earnings" for any period means, without duplication, the gross revenues of the Company and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

     (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

     (b) the proceeds of any life insurance policy, net of out-of-pocket expenses;

     (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

     (d) net earnings and losses of any Person (other than a Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Subsidiary, realized by such Person prior to the date of such acquisition;

     (e) net earnings and losses of any Person (other than a Subsidiary) with which the Company or a Subsidiary shall have consolidated or which shall have merged into or with the Company or a Subsidiary prior to the date of such consolidation or merger;

     (f) net earnings of any business entity (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

     (g) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Subsidiary;

     (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

     (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

     (j) any gain arising from the acquisition of any securities of the Company or any Subsidiary;

     (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period; and

     (l)  any other extraordinary gain;

all determined in accordance with GAAP.

     "Consolidated Total Assets" means as of the date of any determination thereof, without duplication, total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "Consolidated Total Capitalization" means as of the date of any determination thereof, without duplication, the sum of (a)
Consolidated Total Indebtedness plus (b) Consolidated Adjusted Net
Worth.

     "Consolidated Total Indebtedness" means as of the date of any determination thereof, without duplication, all Indebtedness of the Company and its Subsidiaries after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means that rate of interest that is the greater of (i) 9.88% per annum above the rate of interest stated in clause
(a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Foreign Pension Plan" means any plan, fund, or other similar program established or maintained outside the United States of America by the Company or any one or more of the Subsidiaries primarily for the benefit of employees of the Company or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides for retirement income for such employees or a deferral of income for such employees in contemplation of retirement and is not subject to ERISA or the Code.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America; provided, that for purposes of determining compliance with the terms of this Agreement, the Company will in any event amortize goodwill created or acquired after the date of the Closing over a period not to exceed twenty years.

     "Governmental Authority" means

     (a)  the government of

          (i) the United States of America or any State or other political subdivision thereof, or

          (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "Guaranty" means, with respect to any Person, without duplication, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing (including, without limitation, having recourse obligations for the Guaranties of another Person) any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

     (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

     (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

     (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

     In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "Indebtedness" with respect to any Person means, at any time, without duplication,

     (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

     (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

     (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

     (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions valued (i) in the case of letters of credit supporting obligations for borrowed money, at the face amount of such letters of credit and (ii) in the case of other letters of credit, at the amount drawn on such letters of credit at such time and not reimbursed;

     (f)  Swaps of such Person; and

     (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

     Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP, but shall not include Unfunded Pension Liabilities of any Plan of the Company and its Subsidiaries, which amount, as of December 31, 1996, was zero.

     "Interest Expense" of the Company and its Subsidiaries for any period means, without duplication, all (a) interest (including capitalized interest and the interest component on Rentals on Capital Leases) and all amortization of debt discount and expense on any particular Indebtedness (including payment-in-kind, zero coupon and other like securities) for which such calculations are being made, (b) expenses, fees and commissions for letters of credit and bankers' acceptances, and (c) the net interest cost of Swaps.

     "Insituform Linings Plc" mean Insituform Linings Plc, a United Kingdom corporation.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 2% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Investments" means, without duplication, all investments, in cash or by delivery of property, made directly or indirectly in any property or assets or in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise.

     "Joint Venture" means any Person (other than a Subsidiary) in which the Company or any Subsidiary holds, directly or indirectly
15% or more of any class of equity or voting interests.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in Section 8.7.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     "Memorandum" is defined in Section 5.3.

     "Midsouth Partners" means Midsouth Partners, a Tennessee partnership.

     "Minority Interests" means, without duplication, any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of common stock, additional paid-in capital and retained earnings applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "Noteholder Notice" is defined in Section 8.3(a).

     "Notes" is defined in Section 1.

     "Officer's Certificate" means a certificate of a Senior
Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "Other Agreements" is defined in Section 2.

     "Other Purchasers" is defined in Section 2.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

     "Priority Debt" means, as of the date of any determination thereof, without duplication, (a) all Indebtedness of Subsidiaries (other than the Indebtedness owing to the Company or another Wholly-owned Subsidiary) and (b) all Indebtedness of the Company and its Subsidiaries secured by Liens within the limitations of
Section 10.5(l).

     "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Rentals" means and includes as of the date of any determination thereof, without duplication, all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

     "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding
(exclusive of Notes then owned by the Company or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company or Subsidiary, as the case may be, with responsibility for the administration of the relevant portion of this agreement.

     "Restricted Payments" is defined in Section 10.6.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     "Senior Indebtedness" means Indebtedness of the Company which is not expressed to be subordinate or junior in rank to any other
Indebtedness of the Company.

     "Senior Management Group" means, for purposes of any determination of whether or not a Change of Control has occurred, either of Jerome Kalishman and Anthony W. Hooper; provided that after giving effect to the subject transaction such Person beneficially owns (within the meaning of Section 13(d) of the Exchange Act) ten percent (10%) or more of the Voting Stock of the Company and is an "executive officer" of the Company within the meaning of Rule 405 of the Securities Act as in effect on the date of Closing.

     "Specified Default" means (a) any event or condition under or pursuant to Sections 7.1(a), 7.1(b), 7.2, 9.7 or 9.8 (which has occurred and which, with the lapse of time or the giving of notice or both become an Event of Default), (b) any Default in the performance of or compliance with any term contained in any of Sections 10.1 through 10.8 hereof, (c) any Default by the Company in the payment of interest on any Note on the due date thereof or
(d) any other Default (other than any event, condition, default or other term referred to in clauses (a), (b) or (c) hereof, provision for which is made in said foregoing clauses (a), (b) or (c)) and either a Responsible Officer has obtained actual knowledge of such Default or has received notice thereof pursuant to Section 7.1(d) hereof. The Company understands and agrees with the holders of the Notes that the definition "Specified Default" has been created solely for the purpose of the specified covenants where utilized in this Agreement, and that such definition shall not modify or waive any of the rights or remedies of the holders of the Notes or obligations of the Company herein contained (except and to the extent expressly stated in said Sections and then only as and to the extent expressly contemplated by said definition as contained in said Sections).

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries), provided, however, that (y) for all purposes of this Agreement other than Sections 5, 7.1 and 20, and subject to the provisions of Section 7.4, the term "Subsidiary" shall not include (1) Midsouth Partners and (2) Insituform Linings Plc, unless and until the Company or any Subsidiary shall acquire the entire interest in such companies, respectively, and (z) for all purposes of this Agreement, the term "Subsidiary" shall not include dormant Persons otherwise constituting "Subsidiaries" pursuant to the terms hereof which, taken as a group, (1) own less than 1.0% of Consolidated Total Assets and (2) contribute less than 1.0% of Consolidated Net Earnings in any fiscal year. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Subsidiary Guaranty" means any Guaranty of any Subsidiary of the Company with respect to the payment of the Notes and all other sums due and owing by the Company under this Agreement, which Guaranty shall be in form and substance reasonably satisfactory to the Required Holders.

     "Swaps" means, with respect to any Person, without duplication, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     "Unfunded Pension Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

     "Voting Stock" means capital stock of any class or classes of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the majority of the corporate directors (or Persons performing similar functions), irrespective of whether not at the time capital stock of any such class or classes shall have or might have special voting power or rights by reason of the occurrence of any contingency.

     "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

This Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act.

                         [Form of Note]
                  Insituform Technologies, Inc.
       7.88% Senior Note, Series A, due February 14, 2007
No. _________                                     Date
$____________                                     PPN 457667 A* 4

     For Value Received, the undersigned, Insituform Technologies, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars on February 14, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 7.88% per annum from the date hereof, payable semiannually, on the fourteenth day of February and August in each year, commencing with August 14, 1997 until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.88% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes, Series A (herein called the "Notes"), issued pursuant to separate Note Purchase Agreements, each dated as of February 14, 1997 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (1) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (2) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     As more fully provided in Section 2.2 of the Note Purchase Agreements, the Company may issue and sell additional series of unsecured promissory notes ranking pari passu with the Notes and, in connection therewith, may incorporate by reference provisions of the Note Purchase Agreements or use the form of the Note Purchase Agreements as the basis for the issuance of such additional notes.
                            Exhibit 1
                  (to Note Purchase Agreement)

Such incorporation by reference or use of the form of the Note
Purchase Agreements shall not dilute or otherwise affect the relative priority or other rights of the holders of the Notes or in any way affect the percentages of the Notes required to take action under the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

                         INSITUFORM TECHNOLOGIES, INC.



                         By
                            ----------------------------------
                            [Title]

    Description of Closing Opinion of Counsel to the Company

     The closing opinion of Krugman, Chapnick & Grimshaw, counsel for the Company, which is called for by Section 4.4 of the Note Purchase Agreements, shall be dated the date of Closing and addressed to you and the Other Purchasers, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

     1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreements and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

     2. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of capital stock of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     3. Each Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance of the Note Purchase Agreements or the Notes.
                         Exhibit 4.4(a)
                  (to Note Purchase Agreement)

     6. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreements do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

     7. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     8. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Note Purchase Agreements do not violate or conflict with Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     9. There is no litigation pending or, to the best knowledge of such counsel, threatened which in such counsel's opinion could reasonably be expected to have a materially adverse effect on the Company's business or assets or which would impair the ability of the Company to issue and deliver the Notes or to comply with the provisions of the Note Purchase Agreements.

     The opinion of Krugman, Chapnick & Grimshaw shall cover such other matters relating to the sale of the Notes as you and the Other Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

               Form of Opinion of Special Counsel
                        to the Purchasers

     The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreements, shall be dated the date of Closing and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

     1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

     2. The Note Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler shall also state that the opinion of Krugman, Chapnick & Grimshaw is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, you and the Other Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the By-laws of the Company and the general business corporation law of the State of Delaware. The opinion of

                         Exhibit 4.4(b)
                  (to Note Purchase Agreement)

Chapman and Cutler is limited to the laws of the State of Illinois, the general business corporation law of the State of Delaware and the Federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company.

                       GUARANTY AGREEMENT

                 Dated as of
                             ---------------------

                               By

                     [SUBSIDIARY GUARANTOR]

     Re:  $110,000,000 7.88% Senior Notes, Series A,
          Due February , 2007

                              of

                  INSITUFORM TECHNOLOGIES, INC.





                         EXHIBIT 9.8(a)
                  (to Note Purchase Agreement)

                        TABLE OF CONTENTS
                  (Not a part of the Agreement)

SECTION        HEADING                                      PAGE

Parties                                                     1

Recitals                                                    1

SECTION 1.     Definitions                                  1

SECTION 2.     GUARANTY OF NOTES AND NOTE AGREEMENT         2

SECTION 3.     GUARANTY OF PAYMENT AND PERFORMANCE          2

SECTION 4.     GENERAL PROVISIONS RELATING TO THE
               GUARANTY                                     3

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF
               THE GUARANTOR                                7

SECTION 6.     GUARANTOR COVENANTS                          8

     Section 6.1.   Compliance with Law                     8
     Section 6.2.   Insurance                               9
     Section 6.3.   Maintenance of Properties               9
     Section 6.4.   Payment of Taxes and Claims             9
     Section 6.5.   Corporate Existence, etc.               9

SECTION 7.     SUBMISSION TO JURISDICTION                   10

SECTION 8.     JUDGMENTS                                    10

SECTION 9.     NOTICES                                      10

SECTION 10.    AMENDMENTS AND MODIFICATIONS;
               SOLICITATION OF NOTEHOLDERS                  11

SECTION 11.    PROCEEDS                                     12

SECTION 12.    MISCELLANEOUS                                12

Signatures                                                  13

                       GUARANTY AGREEMENT

     Re:  $110,000,000 7.88% Senior Notes, Series A,
          Due January 31, 2007;

                               of

                  INSITUFORM TECHNOLOGIES, INC.


     This GUARANTY AGREEMENT (the or this "Guaranty") is dated as
of                 , by [Subsidiary Guarantor], a corporation
organized under the laws of                    (the "Guarantor").

                            RECITALS:

     A. The Guarantor is a Subsidiary of Insituform Technologies, Inc., a Delaware corporation (the "Company").

     B.   The Company has entered into separate and several Note
Purchase Agreements each dated as of February   , 1997
(collectively, the "Note Purchase Agreements") between the Company and each of the Purchasers named on Schedule A attached to the Note Purchase Agreements (together with their successors and assigns, the "Noteholders"), providing for, among other things, the issue and sale by the Company to the Noteholders of $110,000,000 aggregate principal amount of its 7.88% Senior Notes, Series A, due
February   , 2007 (the "Notes").

     C. Pursuant to Section 9.8 of the Note Purchase Agreements, upon which the Noteholders relied at the time of the original issuance of the Notes, and upon which each subsequent holder of the Notes relied at the time of its subsequent acquisition of the Notes, the Company is required to cause the Guarantor to enter into this Guaranty.

     D. The Guarantor is part of an affiliated group of corporations with the Company and will receive substantial direct and indirect benefit by reason of the original issue and sale by the Company of the Notes.

     NOW, THEREFORE, in consideration of the premises and in further consideration of the sum of Ten Dollars ($10.00) paid to the Guarantor by the Noteholders, the receipt whereof is hereby acknowledged, the Guarantor does hereby covenant and agree as follows:

SECTION 1.     DEFINITIONS.

     Unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned thereto in the Note
Purchase Agreements and such definitions shall be equally applicable to both the singular and plural forms of any of the terms so defined.



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SECTION 2. GUARANTY OF NOTES AND NOTE AGREEMENT.

     (a) Subject to Section 2(b) below, the Guarantor does hereby irrevocably, absolutely and unconditionally guaranty unto the Noteholders (i) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts,
(ii) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owned by the Company under the terms of the Notes and the Note Purchase Agreements, and (iii) the full and prompt payment, upon demand by any Noteholder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or the Note Purchase Agreements or in the protection or enforcement of any rights, privileges or liabilities under this Guaranty or in any consultation or action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or the Note Purchase Agreements or any of the terms thereof or of any other like circumstance or circumstances.

     (b) The obligations of the Guarantor hereunder shall be limited to the lesser of (i) the obligations of the Company guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent the Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

SECTION 3.     GUARANTY OF PAYMENT AND PERFORMANCE.

     This is a guaranty of payment and performance and the Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreements be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Noteholder may, at its option, proceed hereunder against the Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other

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remedy. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Noteholder of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company or any other Person to any Noteholder or by any failure, delay, neglect or omission by the Noteholder to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Noteholder.

SECTION 4. GENERAL PROVISIONS RELATING TO THE GUARANTY.

     (a) The Guarantor hereby consents and agrees that any Noteholder or Noteholders from time to time, with or without any further notice to or assent from the Guarantor, may, without in any manner affecting the liability of the Guarantor under this Guaranty, upon such terms and conditions as any such Noteholder may deem advisable:

          (i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other instruments and this Guaranty; or

          (ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or

          (iii) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

     The Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

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     (b)  The Guarantor hereby waives, to the fullest extent
permitted by law: (i) notice of acceptance of this Guaranty by the Noteholders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Noteholders upon this Guaranty (it being understood that every indebtedness, liability and obligation described in Section 1 shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); (ii) demand of payment by any Noteholder from the Company or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for the payment by any Noteholder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantor. The obligations of the Guarantor under this Guaranty and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

     (c) The obligations of the Guarantor hereunder shall be binding upon the Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

          (i) the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreements or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on the Notes or under the Note Purchase Agreements or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver the Note Purchase Agreements or to perform any of its obligations thereunder or the existence or continuance of the Company or any other Person as a legal entity; or

          (ii) any default, failure or delay, willful or otherwise, in the performance by the Company or any other Person of any obligations of any kind or character whatsoever of the Company or any other Person (including, without limitation, the obligations and undertakings of the Company or any other Person under the Notes or the Note Purchase Agreements); or

          (iii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other Person or in respect of the property of the Company or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company or any other Person; or

          (iv) impossibility or illegality of performance on the part of the Company or any other Person of its obligations under the Notes, the Note Purchase Agreements or any other instruments; or

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          (v)  in respect of the Company or any other Person, any
     change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

          (vi) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

          (vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Purchase Agreements or any instrument relating thereto; or

          (viii) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

          (ix) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of Default and of nonpayment, any failure to give notice to the Guarantor of failure of the Company or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes or the Note Purchase Agreements or failure to resort for payment to the Company or any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

          (x) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to

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     the Notes or the Note Purchase Agreements, or the sale,
     release, substitution or exchange of any security for the Notes; or

          (xi) any defense whatsoever that the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment in cash thereof, or to the performance or observance of any of the provisions of the Note Purchase Agreements, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

          (xii) any act or failure to act with regard to the Notes, the Note Purchase Agreements or anything which might vary the risk of the Guarantor; or

          (xiii) any other circumstance which might otherwise constitute a defense available to, or a discharge of the Guarantor in respect of the obligations of the Guarantor under this Guaranty;

provided, that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of the Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreements, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreements, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall Default under the terms of the Notes or the Note Purchase Agreements and that notwithstanding recovery hereunder for or in respect of any given Default or Defaults by the Company under the Notes or the Note Purchase Agreements, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent Default.

     (d)  Subject to the provisions of the Note Purchase
Agreements, all rights of any Noteholder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantor under this Guaranty or the Company.

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     (e)  To the extent of any payments made under this Guaranty, the Guarantor shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but the Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, the Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Guarantor in accordance with the provisions of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder or Noteholders against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right unless and until 366 days after all of the Notes and all other sums due and payable under the Note Purchase Agreements have been fully paid and discharged. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under the Note Purchase Agreements and this Guaranty, such amounts shall be held in trust for the benefit of the Noteholders and shall forthwith be paid to the Noteholders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreements and this Guaranty, whether matured or unmatured. The Guarantor acknowledges that it has received direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreements and that the waiver set forth in this subsection is knowingly made as a result of the receipt of such benefits.

     (f) The Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

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     (g)  No Noteholder shall be under any obligation (i) to
marshal any assets in favor of the Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantor hereunder or (ii) to pursue any other remedy that the Guarantor may or may not be able to pursue itself and that may lighten the Guarantor's burden or any right to which the Guarantor hereby expressly waives.

     (h) The obligations of the Guarantor with respect to the guaranty and all other obligations under this Guaranty of the Guarantor are direct and unsecured obligations of the Guarantor ranking pari passu as against the assets of the Guarantor and pari passu with all other present and future Indebtedness of the Guarantor which is not expressed to be subordinate or junior in rank to any other Indebtedness of the Guarantor (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Purchase Agreements securing other Indebtedness).

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

     The Guarantor represents and warrants to you as follows:

     (a) Organization; Power and Authority. The Guarantor is duly organized, validly existing and, if a corporation, in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Guarantor has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

     (b) Authorization, etc. This Guaranty has been duly authorized by all necessary corporate or other action under its organizational and governing instruments on the part of the Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Compliance with Laws, Other Instruments, etc. (1) The execution, delivery and performance by the Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any subsidiary thereof under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws,

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or any other agreement or instrument to which the Guarantor or any subsidiary thereof is bound or by which the Guarantor or any subsidiary thereof or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any subsidiary thereof or
(iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any subsidiary thereof, other than any contravention, breach, default, creation, conflict or violation under clauses (i) through (iii), inclusive, of this Section 5(c) which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (2) All obligations of the Guarantor under this Guaranty are direct and unsecured obligations of the Guarantor ranking pari passu with all other existing unsecured Indebtedness of the Guarantor (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of the Guarantor.

     (d) Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty.

SECTION 6. GUARANTOR COVENANTS.

     Section 6.1. Compliance with Law. The Guarantor will and will cause each of its subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and ERISA, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 6.2. Insurance. The Guarantor will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.


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     Section 6.3. Maintenance of Properties. The Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective Material properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent the Guarantor or any subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 6.4. Payment of Taxes and Claims. The Guarantor will and will cause each of its subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guarantor or any subsidiary thereof; provided that neither the Guarantor nor any subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Guarantor or such subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guarantor or a subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Guarantor or such subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 6.5. Corporate Existence, etc. The Guarantor will at all times preserve and keep in full force and effect its corporate or other existence. The Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Guarantor and its subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

SECTION 7. SUBMISSION TO JURISDICTION.

     The Guarantor hereby irrevocably submits and consents to the nonexclusive jurisdiction of the Federal court located within the Northern District of the State of Illinois (or if such court lacks jurisdiction, the state courts located therein) and irrevocably agrees that all actions or proceedings relating to this Guaranty may be litigated in such courts, and the Guarantor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by delivery to it at the address set forth in Section 9 or to its agent referred to

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below at such agent's address set forth below and that service so made shall be deemed to be completed upon actual receipt. The Guarantor hereby irrevocably appoints the Company as its agent for the purpose of accepting service of any process within the State of Illinois. Nothing contained in this Section 7 shall affect the right of any Noteholder to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Guarantor or to enforce a judgment obtained in the courts of any other jurisdiction.

SECTION 8. JUDGMENTS.

     The Guarantor agrees that any payment made by the Guarantor to any Noteholder or for the account of any such Noteholder in respect of any amount required to be paid by the Guarantor in lawful currency of the United States of America, which payment is made in any currency other than lawful currency of the United States of America, whether pursuant to any judgment or order of the court or tribunal or otherwise, shall constitute a discharge of the obligations of the Guarantor only to the extent of the amount of lawful currency of the United States of America which may be purchased with such other currency on the day of payment. The Guarantor covenants and agrees that it shall, as a separate and independent obligation, which shall not be merged in any such judgment or order, pay or cause to be paid the amount not so discharged and required to be paid in lawful currency of the United States of America.

SECTION 9. NOTICES.

     All communications provided for herein shall be in writing, and (a) if to the Company or the Guarantor, delivered or mailed prepaid by registered or certified mail or express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), or (b) if to any Noteholder, delivered or mailed prepaid by express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), in any case at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section 9:

     If to any Noteholder:    To its address for notices appearing
                              in Schedule A to the Note Purchase
                              Agreements, as the case may be


If to the Guarantor:
                              -------------------------------
                              -------------------------------
                              Attention:---------------------

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If to the Company:            Insituform Technologies, Inc.
                              1770 Kirby Parkway, Suite 300
                              Memphis, Tennessee 38138
                              Attention: President

SECTION 10.    AMENDMENTS AND MODIFICATIONS;
               SOLICITATION OF NOTEHOLDERS.

     (a) This Guaranty may only be amended and/or modified by an instrument in writing signed by the Guarantor and by the Noteholder or Noteholders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guaranty set forth in this Guaranty or amend the requirements of Sections 2, 3, 4 or 8 hereof or amend this Section 10. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

     (b) The Guarantor agrees that it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty, the Note Purchase Agreements or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Guarantor and shall be afforded the opportunity of considering the same for a period of not less than 30 days and shall be supplied by the Guarantor with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this Section 10 shall be delivered by the Guarantor to each Noteholder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. The Guarantor agrees that it will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guaranty, the Note Purchase Agreements or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 11. PROCEEDS.

     Each beneficiary of this Guaranty by its execution and acceptance hereof agrees that any proceeds recovered hereunder will be shared pro rata among each beneficiary hereunder or under any other guaranty of the Guarantor.

SECTION 12. MISCELLANEOUS.

     (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Noteholder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Noteholder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

     (b) In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     (c)  This Guaranty shall be binding upon the undersigned
Guarantor and its respective successors and assigns and shall inure to the benefit of each Noteholder and its successors and assigns so long as its Note remains outstanding and unpaid.

     (d) The Guarantor hereby agrees that the obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the indebtedness guaranteed hereby.

     (e) This Guaranty shall be governed by and construed in accordance with Illinois law, including all matters of construction, validity and performance.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to
be duly executed by an authorized officer as of the        day of
                 ,     .

                         [SUBSIDIARY GUARANTOR]


                         By
                           ---------------------------------
                              Title:
Acknowledged By:

INSITUFORM TECHNOLOGIES, INC.

By
  -----------------------------
  Title:

                     INTERCREDITOR AGREEMENT


                   Dated as of               ,



                              Among


                            [LENDERS]

                               And

                          [NOTEHOLDERS]














                         Exhibit 9.8(e)
                  (to Note Purchase Agreement)

                        TABLE OF CONTENTS

SECTION        HEADING                                      PAGE

Parties                                                1

Recitals                                               1

SECTION 1.     DEFINITIONS                             2

SECTION 2.     SHARING OF RECOVERIES                   4

SECTION 3.     AGREEMENTS AMONG THE CREDITORS          5

     Section 3.1.   Independent Actions by Creditors   5
     Section 3.2    Relation of Creditors              5
     Section 3.3.   Acknowledgment of Guaranties       5
     Section 3.4.   Additional Creditors               5

SECTION 4.     MISCELLANEOUS                           6

     Section 4.1.   Entire Agreement                   6
     Section 4.2.   Notices                            6
     Section 4.3.   Successors and Assigns             6
     Section 4.4.   Consents, Amendment, Waivers       6
     Section 4.5.   Governing Law                      6
     Section 4.6.   Counterparts                       6
     Section 4.7.   Sale of Interest                   6
     Section 4.8.   Severability                       6
     Section 4.9.   Expenses                           6
     Section 4.10.  Term of Agreement                  6

     Signature Page                                    8

                     INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT, dated as of             ,    ,
is made among (i) each of the Lenders (as hereinafter defined) and
(ii) each of the Noteholders (as hereinafter defined); the Noteholders, the Lenders and each of the additional Persons, if any, that become Creditors hereunder as contemplated by Section 3.4 hereof are individually referred to herein as a "Creditor" and are collectively referred to herein as the "Creditors".

                         R E C I T A L S

     A. Under and pursuant to the separate and several Note Purchase Agreements, each dated as of February 14, 1997 (as such agreements may be modified or amended from time to time, collectively, the "Note Purchase Agreements"), between Insituform Technologies, Inc., a Delaware corporation (the "Company"), and each of the Purchasers named on Schedule A attached thereto respectively, the Company has heretofore issued and sold its 7.88% Senior Notes, Series A, due February 14, 2007 in the aggregate principal amount of $110,000,000 (the "Notes"). The holders of the Notes currently outstanding are referred to herein individually as a "Noteholder" and collectively as the "Noteholders."

     B.   Under and pursuant to that certain [Lender Facility]
dated as               (as such agreement may be modified, amended,
renewed or replaced, including any increase in the amount thereof, the ["Lender Facility"]) between the Company and the Lenders which are parties thereto (individually a "Lender" and collectively the "Lenders"), the Lenders have made available to the Company certain credit facilities in a current aggregate principal amount up to
$         (all obligations in respect of said credit facilities
being hereinafter collectively referred to as the "Loans").

     C.   As required by the Note Purchase Agreements, each of
           , a             corporation and          , a
       corporation (collectively, the "Subsidiary Guarantors") have concurrently herewith executed and delivered a Guaranty Agreement or Guaranty Agreements (as such agreement(s) may be modified or amended from time to time, collectively, the "Noteholder Guaranty")
dated as of             pursuant to which the Subsidiary Guarantors
have irrevocably, absolutely and unconditionally guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Purchase Agreements.

     D. As required by the [Lender Facility], the Subsidiary Guarantors have concurrently herewith executed and delivered a Guaranty Agreement or Guaranty Agreements (as such agreement(s) may be modified or amended from time to time, collectively, the "Lender
Guaranty") dated as of             pursuant to which the Subsidiary
Guarantors have irrevocably, absolutely and unconditionally guaranteed to the Lenders the payment and performance of all obligations of the Company under the [Lender Facility]. The Lender Guaranty and the Noteholder Guaranty are hereinafter referred to as the "Subsidiary Agreements."

     E.   Pursuant to the requirements of the Note Purchase
Agreements, the Company and the Subsidiary Guarantors have requested and the Lenders have agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     DEFINITIONS.

     The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

     "Bankruptcy Proceeding" shall mean, with respect to any person, (i) the filing by such person, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (ii) the making of an assignment for the benefit of such person's creditors, (iii) consent by such person to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to such person or with respect to any substantial part of its property, (iv) the adjudication of such person as insolvent or to be liquidated, (v) the taking by such person of corporate action for the purpose of any of the foregoing, or (vi) the entry by a court or governmental authority of competent jurisdiction of an order appointing, without consent by such person, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of such person.

     "Company" shall have the meaning assigned thereto in the Recitals hereof.

     "Credit Documents" shall mean, collectively, the Note Purchase Agreements, the [Lender Facility] and each other agreement or document pursuant to which any Person becomes an additional
Creditor pursuant to Section 3.4.

     "Creditor" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "Excess Subsidiary Payment" shall mean as to any Creditor an amount equal to the Subsidiary Payment received by such Creditor less the Pro Rata Share of Subsidiary Payments to which such Creditor is then entitled.

     "Lender" and "Lenders" shall have the meanings assigned thereto in the introductory paragraph hereto.

     ["Lender Facility"] shall have the meaning assigned thereto in the Recitals hereof.

     "Lender Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

     "Loans" shall have the meaning assigned thereto in the Recitals hereof.

     "Note Purchase Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "Noteholder" and "Noteholders" shall have the meanings assigned thereto in the introductory paragraph hereto.

     "Noteholder Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

     "Notes" shall have the meaning assigned thereto in the Recitals hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Pro Rata Share of Subsidiary Payments" shall mean as of the date of any Subsidiary Payment to a Creditor in respect to a Subsidiary Agreement an amount equal to the product obtained by multiplying (x) the amount of all Subsidiary Payments made by the Subsidiary Guarantors to all Creditors concurrently with the payments to such Creditor less all reasonable costs incurred by such Creditors in connection with the collection of such Subsidiary Payments by (y) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect to the application of any such Subsidiary Payments).

     "Receiving Creditor" shall have the meaning assigned thereto in Section 2.

     "Specified Amount" shall mean, as to any Creditor, the aggregate amount of the Subject Obligations owed to such Creditor.

     "Subject Obligations" shall mean (i) all principal of, premium, if any, and interest on, the Notes and the Loans and all other obligations of the Company under or in respect of the Notes and the Loans and under the Note Purchase Agreements and the [Lender Facility] and any other obligations of the Company to the Lender which are guaranteed by the Lender Guaranty and (ii) all principal of, premium, if any, and interest on, the obligations of the Subsidiary Guarantors under or in respect of [additional facility included pursuant to Section 3.4] and any other obligations of the Subsidiary Guarantors to [such additional Person]; provided that any amount of such Subject Obligations which is not allowed as a claim enforceable against the Company in a Bankruptcy Proceeding under applicable law shall be excluded from the computation of "Subject Obligations" hereunder.

     "Subsidiary Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "Subsidiary Guarantors" shall have the meaning assigned thereto in the Recitals hereof.

     "Subsidiary Payments" shall have the meaning assigned thereto in Section 2.

SECTION 2. SHARING OF RECOVERIES.

     Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor securing any Subsidiary Agreement) made pursuant to the terms of the Subsidiary Agreements (a "Subsidiary Payments") (x) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to the Subsidiary Guarantors or the Company, as the case may be, or (y) following the acceleration of the Notes generally or the Loans or the acceleration of any other Subject Obligation, shall be shared so that each Creditor shall receive its Pro Rata Share of Subsidiary Payments. Accordingly, each Creditor hereby agrees that in the event (a) an event described in clauses (x) or (y) above shall have occurred, (b) any Creditor shall receive a Subsidiary Payment (a "Receiving Creditor"), and (c) any other Creditor shall not concurrently receive its Pro Rata Share of Subsidiary Payments from the Subsidiary Guarantors, then the Receiving Creditor shall promptly remit the Excess Subsidiary Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 2) each Creditor shall have received its Pro Rata Share of Subsidiary Payments.

     Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors of such amount of Notes or Loans (or interest therein), as the case may be (exclusive of any lien or security interest granted to such other Creditors and not securing a Subsidiary Agreement), necessary to cause such Creditor to share such Excess Subsidiary Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Subsidiary Payment or part thereof is thereafter recovered from such Receiving Creditor by the Subsidiary Guarantors (including, without limitation, by any trustee in bankruptcy of the Subsidiary Guarantors or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess

Subsidiary Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Agreement or avail itself of any recourse by resort to any property of the Company or the Subsidiary Guarantors, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

SECTION 3. AGREEMENTS AMONG THE CREDITORS.

     Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from the Subsidiary Guarantors on, any Subject Obligation of the Company or the Subsidiary Guarantors, as the case may be, to such Creditor or from instituting legal action against the Company or the Subsidiary Guarantors to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from the Subsidiary Guarantors in connection with any recovery under any Subsidiary Agreement (exclusive of recoveries arising from liens or security interests granted to other Creditors and not securing any Subsidiary Agreement) shall be subject to the terms of this Agreement.

     Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such regarding the financial condition of the Company or the Subsidiary Guarantors or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligations. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company or the Subsidiary Guarantors and nothing contained herein shall limit or in any way modify any of the obligations of the Company or the Subsidiary Guarantors to the Creditors.

     Section 3.3. Acknowledgment of Guaranties. The Lender hereby expressly acknowledges the existence of the Noteholder Guaranty and the Noteholders hereby expressly acknowledge the existence of the Lender Guaranty.

     Section 3.4. Additional Creditors. Additional Persons may become "Creditors" hereunder by executing and delivering to each of the then existing Creditors (i) a copy of this Agreement so executed and (ii) a copy of the agreement or documents pursuant to which such Person becomes a creditor of the Subsidiary Guarantors. Accordingly, upon the execution and delivery of any such copy of this Agreement by any such Person, such Person shall thereinafter become a Creditor for all purposes of this Agreement.

     Notwithstanding the foregoing or any other provision of this Agreement, the provisions hereof shall not in any manner modify any covenant, obligation or agreement of the Company and its Subsidiaries contained in the Credit Documents with respect to (x) limitations on additional indebtedness of the Company or any Subsidiary permitted under any Credit Document or (y) limitations on liens or security interests which may be created or granted by the Company or any Subsidiary under such Credit Document.

SECTION 4.     MISCELLANEOUS.

     Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the Note Purchase Agreements or the [Lender Facility], as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

     Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

     Section 4.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement, or unless the Subject Obligations are sold, transferred or disposed of at a time when the Subsidiary Agreements are no longer in effect for the benefit of such Subject Obligations.

     Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

     Section 4.10. Term of Agreement. This Agreement shall terminate when all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the parties hereto mutually agree in a writing to terminate this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                         [NOTEHOLDER]


                         By
                           ------------------------------
                           Its

                         [NOTEHOLDER]


                         By
                           ------------------------------
                           Its

                         [NOTEHOLDER]


                         By
                           ------------------------------
                           Its

                         [LENDER]


                         By
                           ------------------------------
                           Its

                         [LENDER]


                         By
                           ------------------------------
                           Its

                         [LENDER]


                         By
                           ------------------------------
                           Its


The undersigned hereby acknowledge and agree to the foregoing
Agreement.

                         INSITUFORM TECHNOLOGIES, INC.


                         By
                           -----------------------------
                           Its


                         [SUBSIDIARY GUARANTOR]


                         By
                           -----------------------------
                           Its